                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,100 (APPROXIMATE)

                                   MLCC 2004-B
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                   MAY 3, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                     MLCC 2004-B

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

FICO & DOCUMENTATION

                                                               NO
                                                           INCOMCE/NO                                    CURRENT
      FICO SCORE               FULL DOC    ALT    STATED      ASSET     ALL DOCS    WAC    AVG PRIN BAL    LTV
----------------------         --------   -----   ------   ----------   --------   -----   ------------  -------
(delete N/A buckets)
NOT AVAILABLE                      0.40%   0.00%    0.00%        0.01%      0.41%  3.061%    439,762.59    63.50%
500-550                                                                     0.00%  0.000%             -     0.00%
551-600                            0.68%   0.00%    0.00%        0.00%      0.68%  3.439%    522,600.36    75.36%
601-650                            5.02%   0.03%    0.00%        0.00%      5.06%  3.059%    386,166.88    72.31%
651-700                           18.80%   1.46%    0.13%        0.00%     20.39%  3.108%    353,674.58    72.65%
701-750                           22.42%   4.99%    2.21%        2.74%     32.36%  3.088%    339,030.87    71.41%
751-800                           21.71%   4.71%    2.83%        9.01%     38.27%  3.040%    336,699.35    69.40%
801-850                            1.33%   0.22%    0.24%        1.04%      2.84%  3.074%    288,261.21    68.13%
                                  -----   -----     ----        -----     ------   -----     ----------    -----
TOTAL                             70.35%  11.42%    5.42%       12.81%    100.00%  3.074%    342,555.63    70.84%
                                  =====   =====     ====        =====     ======   =====     ==========    =====

LTV & FICO

                              FICO NOT
     CURRENT LTV              AVAILABLE   500-550   551-600   601-650   651-700   701-750   751-800
----------------------        ---------   -------   -------   -------   -------   -------   -------
(delete N/A buckets)
0.01-10                            0.00%     0.00%     0.00%     0.00%     0.06%     0.05%     0.10%
10.01-20                           0.00%     0.00%     0.00%     0.01%     0.09%     0.49%     0.24%
20.01-30                           0.00%     0.00%     0.01%     0.12%     0.08%     0.75%     1.14%
30.01-40                           0.05%     0.00%     0.04%     0.06%     0.61%     0.77%     2.20%
40.01-50                           0.14%     0.00%     0.03%     0.64%     1.48%     1.99%     3.51%
50.01-60                           0.00%     0.00%     0.02%     0.21%     1.39%     3.27%     4.19%
60.01-70                           0.02%     0.00%     0.26%     1.26%     3.98%     5.81%     6.14%
70.01-80                           0.17%     0.00%     0.13%     1.66%     9.30%    13.90%    13.85%
80.01-90                           0.03%     0.00%     0.00%     0.23%     0.80%     0.70%     1.25%
90.01-100                          0.00%     0.00%     0.19%     0.86%     2.60%     4.64%     5.65%
100+
                                   ----      ----      ----      ----     -----     -----     -----
TOTAL                              0.41%     0.00%     0.68%     5.06%    20.39%    32.36%    38.27%
                                   ====      ====      ====      ====     =====     =====     =====
                                                                            GROSS
     CURRENT LTV              801-850   TOTAL     AVG PRIN BAL      WAC     MARGIN   ALT DOC    STATED DOC
----------------------        -------   ------    ------------     -----    ------   -------    ----------
(delete N/A buckets)
0.01-10                          0.01%    0.22%     150,610.10     3.207     2.008       0.0%         2.51%
10.01-20                         0.24%    1.07%     210,232.30     3.120     1.947      13.9%         1.30%
20.01-30                         0.13%    2.23%     228,224.81     3.062     1.900       4.1%         7.82%
30.01-40                         0.03%    3.77%     270,972.60     3.111     1.925       6.9%         4.22%
40.01-50                         0.29%    8.08%     300,190.49     3.053     1.890       6.6%         5.96%
50.01-60                         0.36%    9.43%     379,145.29     3.115     1.936       8.2%        16.91%
60.01-70                         0.17%   17.64%     461,187.69     3.062     1.904      11.2%         5.47%
70.01-80                         0.74%   39.76%     325,614.00     3.094     1.933      12.1%         2.56%
80.01-90                         0.13%    3.14%     284,292.76     3.019     1.871      13.6%         0.00%
90.01-100                        0.72%   14.64%     380,976.14     3.020     1.831      16.3%         6.88%
100+
                                 ----   ------      ----------     -----     -----     -----          ----
TOTAL                            2.84%  100.00%     342,555.63     3.074     1.907     11.42%         5.42%
                                 ====   ======      ==========     =====     =====     =====          ====

PRIN BALANCE & FICO

                                  FICO NOT
     PRIN BALANCE                 AVAILABLE   500-550   551-600    601-650     651-700     701-750     751-800
----------------------            ---------   -------   -------    -------     -------     -------     -------
(delete N/A buckets)
$1-$50,000                             0.00%     0.00%     0.00%      0.01%       0.02%       0.07%       0.13%
$50,001-$100,000                       0.02%     0.00%     0.02%      0.12%       0.33%       0.75%       1.01%
$100,001-$150,000                      0.01%     0.00%     0.02%      0.16%       1.16%       1.99%       2.00%
$150,001-$200,000                      0.00%     0.00%     0.02%      0.39%       1.15%       2.54%       2.91%
$200,001-$250,000                      0.02%     0.00%     0.04%      0.36%       1.47%       2.64%       3.10%
$250,001-$300,000                      0.00%     0.00%     0.00%      0.29%       1.60%       2.11%       2.73%
$300,001-$350,000                      0.06%     0.00%     0.00%      0.27%       1.54%       1.80%       2.35%
$350,001-$400,000                      0.00%     0.00%     0.03%      0.17%       1.29%       2.22%       2.19%
$400,001-$450,000                      0.00%     0.00%     0.08%      0.23%       1.39%       2.03%       1.90%
$450,001-$500,000                      0.00%     0.00%     0.04%      0.13%       1.20%       1.75%       2.03%
$500,001-$550,000                      0.10%     0.00%     0.00%      0.14%       0.83%       1.18%       1.22%
$550,001-$600,000                      0.00%     0.00%     0.00%      0.27%       1.14%       1.07%       2.09%
$600,001-$650,000                      0.00%     0.00%     0.00%      0.12%       0.47%       0.58%       1.11%
$650,001-$700,000                      0.00%     0.00%     0.00%      0.19%       0.89%       1.26%       0.89%
$700,001-$750,000                      0.00%     0.00%     0.00%      0.20%       0.34%       0.54%       0.87%
$750,001-$800,000                      0.07%     0.00%     0.00%      0.15%       0.57%       0.87%       1.24%
$800,001-$850,000                      0.00%     0.00%     0.00%      0.00%       0.08%       0.38%       0.77%
$850,001-$900,000                      0.00%     0.00%     0.08%      0.16%       0.33%       0.33%       0.82%
$900,001-$950,000                      0.00%     0.00%     0.00%      0.00%       0.60%       0.60%       0.60%
$950,001-$1,000,000                    0.00%     0.00%     0.00%      0.00%       0.64%       1.47%       2.77%
$1,000,001 AND GREATER                 0.13%     0.00%     0.34%      1.69%       3.37%       6.18%       5.53%
                                       ----      ----      ----       ----        ----        ----        ----
TOTAL                                  0.41%     0.00%     0.68%      5.06%      20.39%      32.36%      38.27%
                                       ====      ====      ====       ====        ====        ====        ====

                                                                                   GROSS
     PRIN BALANCE                 801-850       TOTAL    CURRENT LTV       WAC     MARGIN   ALT DOC   STATED DOC
----------------------            -------      ------    -----------      -----    ------   -------   ----------
(delete N/A buckets)
$1-$50,000                           0.04%       0.27%         40.56%     3.067     1.881     11.90%        1.63%
$50,001-$100,000                     0.13%       2.38%         56.50%     3.101     1.921      9.74%        6.25%
$100,001-$150,000                    0.15%       5.50%         68.37%     3.172     1.997     12.01%        5.49%
$150,001-$200,000                    0.27%       7.27%         71.17%     3.129     1.961     13.08%        7.05%
$200,001-$250,000                    0.19%       7.81%         73.86%     3.092     1.928     13.44%        4.53%
$250,001-$300,000                    0.28%       7.01%         70.76%     3.089     1.928     17.16%        8.55%
$300,001-$350,000                    0.21%       6.24%         73.35%     3.088     1.924     13.68%        5.71%
$350,001-$400,000                    0.07%       5.98%         73.85%     3.047     1.891     19.03%        2.95%
$400,001-$450,000                    0.12%       5.75%         74.37%     3.072     1.915     15.06%        6.20%
$450,001-$500,000                    0.04%       5.20%         69.95%     3.044     1.878     15.56%       10.39%
$500,001-$550,000                    0.19%       3.66%         73.78%     3.037     1.877      9.22%        5.43%
$550,001-$600,000                    0.11%       4.68%         74.85%     3.080     1.906     16.22%        2.26%
$600,001-$650,000                    0.00%       2.27%         75.50%     2.984     1.833     25.48%        7.52%
$650,001-$700,000                    0.00%       3.24%         74.87%     3.101     1.944     11.71%       11.78%
$700,001-$750,000                    0.13%       2.08%         71.66%     3.069     1.920      6.37%        0.00%
$750,001-$800,000                    0.07%       2.97%         75.41%     2.977     1.821     17.14%        9.90%
$800,001-$850,000                    0.00%       1.23%         74.79%     2.970     1.783     18.61%       37.70%
$850,001-$900,000                    0.00%       1.72%         65.35%     3.028     1.879     14.56%        4.85%
$900,001-$950,000                    0.00%       1.81%         72.31%     3.078     1.929      9.46%        0.00%
$950,001-$1,000,000                  0.19%       5.07%         58.82%     3.050     1.888      5.50%        7.33%
$1,000,001 AND GREATER               0.64%      17.86%         69.45%     3.065     1.879      0.00%        0.00%
                                     ----      ------          -----      -----     -----      ----         ----
TOTAL                                2.84%     100.00%         70.84%     3.074     1.907     11.42%        5.42%
                                     ====      ======          =====      =====     =====      ====         ====

PREPAYMENT PENALTY & FICO

                                                                CURRENT                         AVG PRIN
PREPAYMENT PENALTY TERM      FICO 500-550  551-600  ETC  TOTAL     LTV    WAC   GROSS MARGIN      BAL      LIMITED DOC   STATED DOC
-----------------------      ------------  -------  ---  -----  -------   ---   ------------    --------   -----------   ----------
(whatever increments)
0
12
24
36
60
TOTAL                                     No Prepayment Penalty

MORTG RATES & FICO

                                  FICO NOT
   MORTG RATES                    AVAILABLE   500-550   551-600    601-650     651-700     701-750     751-800    801-850
------------------                ---------   -------   -------    -------     -------     -------     -------    -------
(50 bps increment)
1.501-2.0%                             0.00%     0.00%     0.00%      0.00%       0.00%       0.03%       0.07%      0.00%
2.001-2.5%                             0.00%     0.00%     0.00%      0.07%       0.23%       0.57%       0.65%      0.00%
2.501-3.0%                             0.17%     0.00%     0.14%      1.94%       6.79%      11.35%      14.77%      0.83%
3.001-3.5%                             0.24%     0.00%     0.36%      3.01%      12.38%      19.18%      21.99%      1.98%
3.501-4.0%                             0.00%     0.00%     0.00%      0.04%       1.00%       1.16%       0.75%      0.03%
4.001-4.5%                             0.00%     0.00%     0.19%      0.00%       0.00%       0.08%       0.03%      0.00%
                                       ----      ----      ----       ----       -----       -----       -----       ----
TOTAL                                  0.41%     0.00%     0.68%      5.06%      20.39%      32.36%      38.27%      2.84%
                                       ====      ====      ====       ====       =====       =====       =====       ====

                                                                      GROSS
   MORTG RATES                     TOTAL    CURRENT LTV       WAC     MARGIN   AVG PRIN BAL   ALT DOC   STATED DOC
------------------                ------    -----------      -----    ------   ------------   -------   ----------
(50 bps increment)
1.501-2.0%                          0.11%         80.00%     2.000     0.875     570,000.00      0.00%        0.00%
2.001-2.5%                          1.51%         83.43%     2.428     1.299     452,766.65     25.20%        3.08%
2.501-3.0%                         35.99%         70.98%     2.840     1.694     363,291.09     12.40%        6.80%
3.001-3.5%                         59.13%         70.45%     3.201     2.031     337,469.22      9.68%        4.95%
3.501-4.0%                          2.97%         68.01%     3.650     2.404     217,835.42     28.12%        0.00%
4.001-4.5%                          0.29%         92.02%     4.206     1.342     619,500.00      5.71%        0.00%
                                  ------          -----      -----     -----     ----------     -----         ----
TOTAL                             100.00%         70.84%     3.074     1.907     342,555.63     11.42%        5.42%
                                  ======          =====      =====     =====     ==========     =====         ====


MORTG RATES & LTV


   MORTG RATES                  LTV 0-10    10-20     21-30    31-40    41-50     51-60     61-70    71-80
------------------              --------    -----     -----    -----    -----     -----     -----    -----
(50 bps increment)
1.501-2.0%                           0.00%   0.00%     0.00%    0.00%    0.00%     0.00%     0.00%    0.11%
2.001-2.5%                           0.00%   0.00%     0.00%    0.01%    0.04%     0.02%     0.30%    0.43%
2.501-3.0%                           0.03%   0.24%     0.94%    1.05%    3.67%     3.52%     6.07%   13.74%
3.001-3.5%                           0.19%   0.82%     1.24%    2.63%    4.19%     5.34%    10.80%   23.75%
3.501-4.0%                           0.00%   0.02%     0.04%    0.08%    0.19%     0.54%     0.48%    1.63%
4.001-4.5%                           0.00%   0.00%     0.00%    0.00%    0.00%     0.01%     0.00%    0.09%
                                     ----    ----      ----     ----     ----      ----     -----    -----
TOTAL                                0.22%   1.07%     2.23%    3.77%    8.08%     9.43%    17.64%   39.76%
                                     ====    ====      ====     ====     ====      ====     =====    =====
                                                                 AVG                                                 STATED
   MORTG RATES                  81-90     91-100      TOTAL      FICO    GROSS MARGIN    AVG PRIN BAL    ALT DOC      DOC
------------------              -----     ------      ------    ------   ------------    ------------    -------     ------
(50 bps increment)
1.501-2.0%                       0.00%      0.00%       0.11%   744.47          0.875      570,000.00       0.00%      0.00%
2.001-2.5%                       0.14%      0.59%       1.51%   740.66          1.299      452,766.65      25.20%      3.08%
2.501-3.0%                       1.09%      5.62%      35.99%   733.04          1.694      363,291.09      12.40%      6.80%
3.001-3.5%                       1.90%      8.25%      59.13%   730.55          2.031      337,469.22       9.68%      4.95%
3.501-4.0%                       0.01%      0.00%       2.97%   720.36          2.404      217,835.42      28.12%      0.00%
4.001-4.5%                       0.00%      0.19%       0.29%   648.72          1.342      619,500.00       5.71%      0.00%
                                 ----      -----      ------    ------          -----      ----------      -----       ----
TOTAL                            3.14%     14.64%     100.00%   731.07          1.907      342,555.63      11.42%      5.42%
                                 ====      =====      ======    ======          =====      ==========      =====       ====